Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

by and among

CHESAPEAKE ENERGY CORPORATION

and

THE HOLDERS PARTY HERETO

Dated as of February 9, 2021

TABLE OF CONTENTS

Annex A    Form of Joinder Agreement

REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of February 9, 2021 by and among Chesapeake Energy Corporation (the “Company”) and the Backstop Parties pursuant to the Plan of Reorganization (the “Plan”) of Chesapeake Energy Corporation and certain of its debtor affiliates under Chapter 11 of Title 11 of the United States Code approved by the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). Capitalized terms used but not otherwise defined herein are defined in Section 1 of this Agreement.
RECITALS:
WHEREAS, the Company proposes to issue the Common Stock and Warrants pursuant to, and upon the terms set forth in, the Plan to the Holders party hereto; and
WHEREAS, each of (i) the Company and (ii) the Backstop Parties desires to enter into this Agreement with respect to the rights, priorities and obligations set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Company and each of the Holders hereby agree as follows:
1.    Definitions.
(a)    As used herein, the following terms have the following meanings:
“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person within the meaning of Rule 405 promulgated under the Securities Act.
“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 (or any successor rule then in effect) promulgated under the Securities Act.
“Backstop Party” means each of the parties to the Backstop Commitment Agreement with the Company dated as of June 28, 2020 (as it may be amended or supplemented from time to time) and any of their Related Persons.
“beneficially owned,” “beneficial ownership” and similar phrases have the same meanings as such terms have under Rule 13d-3 and 13d-5 (or any successor rule then in effect) promulgated under the Exchange Act.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by applicable law or executive order to close.

“Capital Stock” means with respect to a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred) and any and all warrants, rights (including conversion and exchange rights) and options to purchase any such shares, interests or equivalents (including convertible debt).
“Commission” means the United States Securities and Exchange Commission or any successor governmental agency.
“Common Stock” means the shares of common stock, par value $0.01 per share, of the Company issued on or after the Effective Date.
“Counsel to the Holders” means the one law firm or other legal counsel to the Holders, which counsel shall be Davis Polk & Wardwell LLP, or such other counsel selected: (i) in the case of a Demand Registration, by the Holders beneficially owning a majority of the Registrable Securities included in the initial request for such Demand Registration; or (ii) in the case of a Piggyback Registration, the Holders beneficially owning a majority of the Registrable Securities requested to be included in such Piggyback Registration.
“EDGAR” means the Electronic Data Gathering, Analysis and Retrieval System of the Commission.
“Effective Date” has the meaning assigned to such term in the Plan, and is the date hereof.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Excluded Registration” means a registration of the Company’s securities: (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any equity incentive plan, stock option, stock purchase or similar plan or employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto) or any registration statement related to the issuance or resale of securities issued in such a transaction or other transaction in which the Company directly or indirectly acquires another business entity, (iii) in connection with any dividend or distribution reinvestment (or similar plan), (iv) in which the only Capital Stock being registered is Capital Stock issuable upon conversion of debt securities or (v) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of any of the Registrable Securities.
“FINRA” means the Financial Industry Regulatory Authority or any successor regulatory authority.
“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Holder” means (i) any Backstop Party or Related Person that beneficially owns Registrable Securities and is a party to this Agreement (for the avoidance of doubt, any such Backstop Party or Related Person may become a party to this Agreement at its request at any time), or (ii) any other party to any Joinder, in each case, that, together with its Related Persons, beneficially owns Registrable Securities.
“Issuer Free Writing Prospectus” means an issuer free writing prospectus as defined in Rule 433 under the Securities Act.
“Joinder” a joinder agreement in the form of Annex A executed and delivered to the Company pursuant to Section 11.
“Majority Holders” means Holders who collectively have beneficial ownership of at least a majority of the Registrable Securities.
“National Securities Exchange” means The Nasdaq Global Market, The Nasdaq Global Select Market or The New York Stock Exchange.
“Overnight Underwritten Offering” means an underwritten offering that is launched after the close of trading on one trading day and priced before the open of trading on the next succeeding trading day.
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity.
“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.
“Public Offering” means any sale or distribution to the public of Capital Stock of the Company (or any securities convertible into, or exercisable or exchangeable for, Capital Stock of the Company) pursuant to a registration statement filed with the Commission.
“Registrable Securities” means, collectively, (a) as of the Effective Date, all shares of Common Stock and Warrants issued pursuant to the Plan to any Holder or to any Related Person of a Holder, either directly or pursuant to a joinder or assignment, and all shares of Common Stock issued or issuable to any Holder or Related Person of any Holder upon the exercise of Warrants after the Effective Date and (b) any additional shares of Common Stock issued as, or issued upon the conversion or exercise of any warrant, right, or other security that is issued in connection with, a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares and Warrants described under clause (a); provided, however, that as to any Registrable Securities, such securities shall irrevocably cease to constitute Registrable

Securities upon the earliest to occur of: (A) the date on which such securities have been disposed of pursuant to an effective registration statement under the Securities Act or Rule 144; (B) the date on which securities are sold in a private transaction in which the transferor’s rights under this Agreement are not assigned; (C) the Holder of such Registrable Securities, together with all Related Persons of such Holder, collectively owns less than one percent (1%) of the outstanding shares of Common Stock on a fully diluted basis, and all such Holder’s and such Holder’s Related Persons’ Registrable Securities can be sold in a single day without registration or any volume, notice, manner of sale, legend or other restriction pursuant to, and in accordance with, Rule 144; and (D) the date on which such securities cease to be outstanding.
“Registration Statement” means any registration statement of the Company, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.
“Related Person” means, with respect to a Holder, any Affiliates (including at the institutional level) of such Holder or any special purpose investment vehicles, investment accounts or funds managed, advised or sub-advised by such Holder, an Affiliate of such Holder or by the same investment manager, advisor or sub-advisor as such Holder or an Affiliate of such Holder.
“Rule 144” means Rule 144 promulgated under the Securities Act (or any successor rule then in effect).
“Same-Day Offering” means an underwritten offering that is launched before the open of trading on one trading day and priced before the open of trading or after the close of trading on such same trading day.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Warrants” means, collectively, (i) those certain Class A warrants to purchase shares of Common Stock issued pursuant to that certain Class A Warrant Agreement, by and among the Company and the warrant agent named therein, dated as of date hereof; (ii) those certain Class B warrants to purchase shares of Common Stock issued pursuant to that certain Class B Warrant Agreement, by and among the Company and the warrant agent named therein, dated as of date hereof; and (iii) those certain Class C warrants to purchase shares of Common Stock issued pursuant to that certain Class C Warrant Agreement, by and among the Company and the warrant agent named therein, dated as of date hereof.
“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act (or any successor rule then in effect) and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

(b)    Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Bankruptcy Court	Preamble
Company	Preamble
Company Demand Registration Notice	3(b)
Company Shelf Registration Notice	2(a)
Demand Registration	3(a)
Demand Registration Notice	3(b)
Determination Date	2(c)
End of Suspension Notice	5(b)
Form S-1 Resale Shelf	2(a)
Form S-3 Resale Shelf	2(a)
Long-Form Registration	3(a)
Losses	10(a)
MNPI	5(a)
Opt-In Election	7(e)
Opt-Out Election	7(e)
Permitted Free Writing Prospectus	7(a)
Piggyback Registration	4(a)
Piggyback Registration Notice	4(a)
Plan	Preamble
Policies	7(e)
Registration Expenses	8(a)
Representatives	7(e)
Required Period	2(a)
Resale Shelf Registration Statement	2(a)
road show	10(a)
Short-Form Registration	3(a)
Suspension Event	5(b)
Suspension Notice	5(b)
Withdrawal Request	5(d)
2.    Resale Shelf Registration Statement.
(a)    Resale Shelf Registration Statement. As soon following the Effective Date as is permissible under the applicable rules and regulations of the SEC and in any event within thirty (30) calendar days of the Effective Date (or if “fresh start” accounting is required, within ninety (90) calendar days of the Effective Date), the Company shall use commercially reasonable efforts to file or confidentially submit, and to cause to be declared effective on the earliest date reasonably practicable, a Resale Shelf Registration Statement (the “Resale Shelf Registration Statement”) (whether on Form S-3 (a “Form S-3 Resale Shelf”) or on Form S-1 (a “Form S-1 Resale Shelf”)) with the SEC covering the resale of all of the Registrable Securities. The

Company shall give written notice (a “Company Shelf Registration Notice”) of the anticipated filing of any Resale Shelf Registration Statement within ten (10) Business Days prior to such filing or submission to all Holders of Registrable Securities and shall include in such Resale Shelf Registration Statement all Registrable Securities held by Holders on the date of the Company Shelf Registration Notice with respect to which the Company has received written requests for inclusion therein within five (5) Business Days of the date of the Company Shelf Registration Notice. The Company shall use commercially reasonable efforts to cause such Resale Shelf Registration Statement to remain effective until the earlier of (i) the date on which all Registrable Securities hereunder are no longer Registrable Securities; and (ii) the time that Registrable Securities issued to the Holders may be sold by such Persons in a single transaction without limitation under Rule 144 (the “Required Period”). The Company shall maintain the Resale Shelf Registration Statement in accordance with the terms hereof. If the Resale Shelf Registration Statement is expected to expire under the rules of the Commission, the Company will use commercially reasonable efforts to file a replacement Resale Shelf Registration Statement and cause it to become effective before such expiration and will follow the procedures and timelines outlined in this Section 1(a) with respect to inclusion of the Registrable Securities therein.
(b)    Conversion to Form S-3. The Company shall use commercially reasonable efforts to convert any Form S-1 Resale Shelf to a Form S-3 Resale Shelf as soon as reasonably practicable after the Company is eligible to use Form S-3.
(c)    Automatic Shelf Registration. Upon the Company becoming a Well-Known Seasoned Issuer, the Company shall, as promptly as practicable, register, under an Automatic Shelf Registration Statement, the resale of all of the Registrable Securities in accordance with the terms of this Agreement. The Company shall use commercially reasonable efforts to file such Automatic Shelf Registration Statement as promptly as practicable, but in no event later than 30 calendar days after it becomes a Well-Known Seasoned Issuer, and to cause such Automatic Shelf Registration Statement to remain effective thereafter until the end of the Required Period (including filing replacement Automatic Shelf Registration Statements as necessary under applicable Commission rules and regulations). The Company shall give written notice of filing such Automatic Shelf Registration Statement to all of the Holders as promptly as practicable thereafter. If at any time after the filing of an Automatic Shelf Registration Statement the Company is no longer a Well-Known Seasoned Issuer (the “Determination Date”), the Company shall (A) as promptly as practicable give written notice thereof to all of the Holders and (B) within 30 calendar days after such Determination Date, file a Resale Shelf Registration Statement on an appropriate form (or a post-effective amendment converting the Automatic Shelf Registration Statement to an appropriate form) covering all of the Registrable Securities, and use commercially reasonable efforts to have such Registration Statement declared effective as promptly as reasonably practicable. In such event, the requirements to keep such Resale Shelf Registration Statement (or a replacement) effective for the Required Period and the other requirements specified under Section 2(a) shall apply.
3.    Demand Registration.
(a)    Requests for Registration. At any time and from time to time on or following the Effective Date, the Holders may request registration under the Securities Act of all or any portion of the Registrable Securities beneficially owned by such Holders (i) on Form S-1

(or any successor form then in effect) (a “Long-Form Registration”) or (ii) on Form S-3 or any similar short-form registration (a “Short-Form Registration”), if available (any registration under this Section 3(a), a “Demand Registration”); provided, that the Company will not be required to take any action pursuant to this Section 3(a): (A) if a Long-Form Registration, within the ninety (90) calendar day period or, if a Short-Form Registration, within the sixty (60) calendar day period, in each case, preceding the date of a previous Demand Registration Notice so long as: (1) the Company effected such Demand Registration, such Holders that had made an Opt-In Election received notice of such Demand Registration, and such Holders that elected to participate were able to register and sell pursuant to such Demand Registration all of the Registrable Securities requested to be included in such registration either at the time of the registration or within 30 calendar days thereafter and (2) such Demand Registration was not subject to a Withdrawal Request; (B) if such Demand Registration is not expected to yield aggregate gross proceeds of at least $50 million, or (C) the number of Demand Registration requests made pursuant to this Section 3(a) in the aggregate would exceed two in any 12-month period, provided however, that, a Demand Registration request shall not be considered made for purpose of this Clause (C) unless the requested Registration Statement has been declared effective for the full amount of Registrable Securities for which registration has been requested.
(b)    Demand Registration Notices. All requests for Demand Registrations shall be made by giving written notice to the Company (the “Demand Registration Notice”). Each Demand Registration Notice shall specify (i) whether such Demand Registration shall be an underwritten Public Offering and (ii) the approximate number of Registrable Securities proposed to be sold in the Demand Registration. The Company shall promptly give written notice (a “Company Demand Registration Notice”) of the filing of a Registration Statement pursuant to this Section 3 to all of the Holders that have made Opt-In Elections not less than five (5) Business Days before such filing and, subject to the provisions of Section 3(d) below, shall include in such Demand Registration all Registrable Securities beneficially owned by Holders on the date of the Company Demand Registration Notice with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the date of the Company Demand Registration Notice.
(c)    Short-Form Registrations; Existing Registration Statements. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form registration statement under the rules and regulations of the Securities Act, unless the underwriters, in their reasonable discretion, determine that the use of a Long-Form Registration is necessary in order for the successful offering of such Registrable Securities. Promptly after the Company has become eligible to use Form S-3 under the Securities Act, the Company shall use commercially reasonable efforts to make Short-Form Registrations on Form S-3 (or any successor form) available for the resale of Registrable Securities on a continuous or delayed basis. For the avoidance of doubt, the Company may decide to effect a Demand Registration on a registration statement, including the Resale Shelf Registration Statement, that has been previously filed with the Commission provided such registration statement has sufficient registered securities (including if increased by an amendment). Any offer or sale of Registrable Securities pursuant to a Resale Shelf Registration Statement or an Automatic Shelf Registration Statement in any underwritten Public Offering shall be deemed to be a Demand Registration subject to the provisions of this Section 3.

(d)    Priority on Demand Registrations. If the Demand Registration is an underwritten Public Offering and the managing underwriters for such Demand Registration advise the Company and applicable Holders in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such Demand Registration exceeds the number of Registrable Securities and other securities, if any, which can be sold without adversely affecting the marketability, proposed offering price range acceptable to the Holders beneficially owning a majority of the Registrable Securities initially requested to be included in the Demand Registration, timing or method of distribution of the offering, the Company shall include in such Demand Registration the number of Registrable Securities which can be sold without such adverse effect in the following order of priority: (i) first, the Registrable Securities beneficially owned by Holders requested to be included in such Demand Registration, allocated pro rata among the respective Holders beneficially owning such Registrable Securities on the basis of the number of Registrable Securities beneficially owned by each such Holder; (ii) second, any securities to be sold by the Company for its own account requested to be included in such Demand Registration by the Company; and (iii) third, other securities requested to be included in such Demand Registration to the extent permitted hereunder; provided that the Company shall not include in any Demand Registration any such securities pursuant to the foregoing clause (iii) which are not Registrable Securities without the prior written consent of the Holders beneficially owning a majority of the Registrable Securities initially requested to be included in such Demand Registration.
(e)    Selection of Underwriters. The Holders beneficially owning a majority of the Registrable Securities initially requesting a Demand Registration which is an underwritten Public Offering shall have the right to select the managing underwriters (which shall consist of one or more reputable nationally recognized investment banks) to administer the Public Offering after consultation with the Company.
4.    Piggyback Registration.
(a)    Right to Piggyback. Whenever the Company proposes to conduct a Public Offering of any class of the Company’s Capital Stock solely for cash (whether or not wholly a primary or secondary offering but except for a Demand Registration or Excluded Registration, a “Piggyback Registration”), the Company shall give prompt written notice to all Holders that have made Opt-In Elections of its intention to effect such Piggyback Registration (the “Piggyback Registration Notice”) and (i) in the case of a Piggyback Registration pursuant to an Automatic Shelf Registration Statement, such Piggyback Registration Notice shall be given (A) not less than five (5) Business Days prior to the expected date of commencement of marketing efforts for such Public Offering or (B) three (3) Business Days in the case of an Overnight Underwritten Offering, Same-Day Offering or similar “bought deal,” and (ii) in the case of any other Piggyback Registration, such Piggyback Registration Notice shall be given (A) not less than five (5) Business Days after the public filing of such Registration Statement, or (B) three (3) Business Days in the case of an Overnight Underwritten Offering, Same-Day Offering or similar “bought deal.” The Company shall, subject to the provisions of Section 4(b) below, include in such Piggyback Registration, as applicable, all Registrable Securities beneficially owned by Holders on the date of the Piggyback Registration Notice with respect to which the Company has received written requests for inclusion therein within (i) five (5) Business Days after the date of the Piggyback Registration Notice or (ii) three (3) Business Days in the case of an Overnight Underwritten Offering, Same-Day Offering or similar “bought deal.”

(b)    Priority on Piggyback Registrations. For any Piggyback Registration that includes an underwritten Public Offering and the managing underwriters advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such Piggyback Registration exceeds the number of Registrable Securities and other securities, if any, which can be sold without adversely affecting the marketability, proposed offering price range acceptable to the Holders beneficially owning a majority of the Registrable Securities requested to be included in such Piggyback Registration, timing or method of distribution of the offering, the Company shall include in such Piggyback Registration the number of Registrable Securities which can be sold without such adverse effect in the following order of priority: (i) first, if the Piggyback Registration includes a primary offering of Company securities for the Company’s own account, the securities offered by the Company thereby; (ii) second, the Registrable Securities requested to be included in such Piggyback Registration by the Holders allocated pro rata among the Holders on the basis of the number of Registrable Securities beneficially owned by each Holder; and (iii) third, other securities requested to be included in such Piggyback Registration, if any.
(c)    Selection of Underwriters. For any Piggyback Registration that includes an underwritten Public Offering, the Company shall have the right to select the managing underwriters to administer the Public Offering (which shall consist of one or more reputable nationally recognized investment banks).
5.    Suspensions; Withdrawals; Notices.
(a)    Suspensions. The Company may postpone, for up to 90 calendar days from the date of a Demand Registration Notice, the filing or the effectiveness of a Registration Statement for a Demand Registration or suspend the use of a Prospectus that is part of the Resale Shelf Registration Statement for up to 90 calendar days from the date of the Suspension Notice and therefore suspend sales of Registrable Securities included therein by providing written notice to the Holders included in such registration if the Company shall have furnished to the Holders a certificate signed by the Chief Executive Officer (or other authorized officer) of the Company stating that the Company’s Board of Directors has determined in its reasonable good faith judgment that the offer or sale of Registrable Securities should be suspended; provided that the Company may not invoke a delay pursuant to this Section 5(a) more than twice or for more than 120 calendar days in the aggregate, in each case, in any 12-month period. The Company may invoke this Section 5(a) only if the Company’s Board of Directors determines in good faith, after consultation with its advisors or legal counsel, that the offer or sale of Registrable Securities would reasonably be expected to: (i) materially interfere with a significant merger, acquisition, disposition, corporate reorganization, or other similar transaction involving the Company or any of its subsidiaries; or (ii) require premature disclosure of material non-public information (“MNPI”) that the Company has a bona fide business purpose for preserving as confidential. Furthermore, the Company shall not be required to effect any registration pursuant to this Agreement while awaiting the Commission to declare the effectiveness of a registration statement of the Company.
(b)    In the case of an event that causes the Company to suspend the use of a Registration Statement as set forth in Section 5(a) or Section 6(a)(vi)(A), (a “Suspension Event”), the Company shall give a notice to the Holders of Registrable Securities included in such Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable

Securities and such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. The Company shall not include any MNPI in the Suspension Notice or otherwise provide such information to a Holder unless specifically requested by a Holder in writing. A Holder shall not sell any Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. Holders may recommence sales of Registrable Securities pursuant to the Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, and such End of Suspension Notice shall be given by the Company to the Holders and Counsel to the Holders promptly following the conclusion of any Suspension Event.
(c)    Time Extension. Notwithstanding any provision herein to the contrary, if the Company gives a Suspension Notice with respect to any Registration Statement pursuant to this Section 5, the Company agrees that it shall (i) extend the required effective period for which the effectiveness of such Registration Statement shall be maintained pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice; and (ii) provide copies of any supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that there are no longer Registrable Securities covered by such Registration Statement.
(d)    Withdrawal Requests. At any time prior to the effective date of a Registration Statement, the Holders may withdraw such demand or request for registration (a “Withdrawal Request”) by providing written notice of such withdrawal to the Company. The Company shall pay all Registration Expenses in connection with any Registration Statement subject to a Withdrawal Request. Any Holder may withdraw its request for inclusion of Registrable Securities in a Registration Statement by giving written notice to the Company of its intention to remove its Registrable Securities from such Registration Statement within two (2) Business Days before the earlier of (i) the expected date of the commencement of marketing efforts for the Public Offering in connection with such Registration Statement or (ii) the effectiveness of the Registration Statement.
6.    Company Undertakings.
(a)    Whenever Registrable Securities are registered pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities as soon as reasonably practicable in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as promptly as reasonably practicable:
(i)    with respect to a Demand Registration, prepare and file with the Commission a Registration Statement with regard to the related Registrable Securities as soon as reasonably practicable but not later than 30 calendar days of its receipt of an applicable notice from the Holders (unless the Registration Statement would be required pursuant to the rules and regulations of the Securities Act to include any audited or unaudited consolidated or pro forma financial statements that are not then currently available, in which case, promptly after such financial statements are available) and use commercially reasonable efforts to cause such Registration Statement to become effective as soon thereafter as is reasonably practicable;
(ii)    before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders whose Registrable Securities are requested to be included in the Registration Statement copies of all such documents, other than exhibits, documents that are incorporated by reference and such documents that are otherwise publicly available on EDGAR, proposed to be filed and such other documents reasonably requested by such Holders and provide Counsel to the Holders with a reasonable opportunity to review and comment on such documents of no less than two (2) Business Days;
(iii)    notify each Holder of the effectiveness of each Registration Statement and prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for a period of not less than (A) 90 calendar days in the case of a Demand Registration or (B) in the case of a Resale Shelf Registration Statement, for the Required Period;
(iv)    furnish to each seller of Registrable Securities, and the managing underwriters, without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any Issuer Free Writing Prospectus)), all exhibits and other documents filed therewith and such other documents as such seller or such managing underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such offer;
(v)    (A) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests in writing, (B) keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and (C) do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction);
(vi)    notify each seller of such Registrable Securities, the managing underwriters and Counsel to the Holders (A) at any time when a Prospectus relating to the applicable Registration Statement is required to be delivered under the Securities Act, (1) upon discovery that, or upon the happening of any event as a result of which, such Registration Statement, or the Prospectus or Issuer Free Writing Prospectus relating to such Registration Statement, or any document incorporated or deemed to be incorporated therein by reference, contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall promptly prepare a supplement or amendment to such Prospectus or Issuer Free Writing Prospectus, furnish a reasonable number of copies of such supplement or amendment to each seller of such Registrable Securities, Counsel to the Holders and the managing underwriters and file such supplement or amendment with the Commission so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus or Issuer Free Writing Prospectus as so amended or supplemented shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, (2) as soon as the Company becomes aware of any comments or inquiries by the Commission or any requests by the Commission or any federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or Issuer Free Writing Prospectus covering Registrable Securities or for additional information relating thereto, (3) as soon as the Company becomes aware of the issuance or threatened issuance by the Commission of any stop order suspending or threatening to suspend the effectiveness of a Registration Statement covering the Registrable Securities or (4) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Security for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (B) when each Registration Statement, Prospectus or any amendment or supplement thereto has been filed with the Commission and when each such Registration Statement (or any amendment or supplement) has become effective;
(vii)    use commercially reasonable efforts to cause all such Registrable Securities (A) if the Common Stock is then listed on a National Securities Exchange or included for quotation in a recognized trading market, to continue to be so listed or included, and (B) to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of the Registrable Securities;
(viii)    provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of the applicable Registration Statement;
(ix)    in connection with any underwritten Public Offering:
(A)    enter into and perform under such customary agreements (including underwriting agreements in customary form, including customary representations and warranties and provisions with respect to indemnification and contribution) and take all such other actions as the Holders beneficially owning a majority of the Registrable Securities initially requested to be sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities and provide reasonable cooperation, including causing appropriate officers to attend and participate in “road shows” and analyst or investor presentations and such other selling or other informational meetings organized by the underwriters, if any (taking into account the needs of the Company’s businesses and the responsibilities of such officers with respect thereto and the requirement of the marketing process); and
(B)    use commercially reasonable efforts to obtain and cause to be furnished to each such Holder included in such underwritten

Public Offering and the managing underwriters a signed counterpart of (i) one or more comfort letters from the Company’s independent public accountant(s) in customary form and covering such matters of the type customarily covered by comfort letters and (ii) a legal opinion (and negative assurance letter) of counsel to the Company addressed to the relevant underwriters and/or such Holders of Registrable Securities, in each case in customary form and covering such matters of the type customarily covered by such letters as the managing underwriters and/or Holders beneficially owning a majority of the Registrable Securities initially requested to be included in such underwritten Public Offering reasonably request;
(x)    permit Counsel to the Holders, any underwriter participating in any disposition pursuant to a Registration Statement, and any other attorney, accountant or other agent retained by any Holder or underwriter, to participate (including, but not limited to, reviewing, commenting on and attending all meetings) in the preparation of such Registration Statement and any Prospectus relating thereto and conduct customary due diligence in connection therewith;
(xi)    in the event of the issuance or threatened issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts to (A) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of such order and (B) obtain the withdrawal of any order suspending or preventing the use of any related Prospectus or Issuer Free Writing Prospectus or suspending qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date;
(xii)    provide a CUSIP number for the Registrable Securities prior to the effective date of the first Registration Statement including Registrable Securities;
(xiii)    promptly notify in writing the participating Holders, any sales or placement agent and any managing underwriters of the Registrable Securities being sold: (A) when such Registration Statement or related Prospectus or any amendment or supplement thereto has been filed, and, with respect to any such Registration Statement or any post-effective amendment, when the same has become effective; and (B) of any written comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto;

(xiv)    (A) prepare and file with the Commission such amendments and supplements to each Registration Statement as may be necessary to comply with the provisions of the Securities Act, including post effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder and, if applicable, file any Registration Statements pursuant to Rule 462(b) promulgated under the Securities Act; (B) cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (C) comply with the provisions of the Securities Act and the Exchange Act and any applicable securities exchange or other recognized trading market with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; and (D) provide additional information related to each Registration Statement as requested by, and obtain any required approval necessary from, the Commission or any federal or state governmental authority;
(xv)    cooperate with each Holder and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;
(xvi)    within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any Public Offering covered thereby);
(xvii)    if requested by any participating Holder or the managing underwriters, promptly include in a Prospectus supplement or amendment such information as the Holder or managing underwriters may reasonably request, including in order to permit the intended method of distribution of such securities, and make all required filings of such Prospectus supplement or such amendment as soon as reasonably practicable after the Company has received such request;
(xviii)    in the case of legended “restricted” Registrable Securities, cooperate with the participating Holders of Registrable Securities, the managing underwriters and the transfer agent to facilitate the timely removal of such legend in connection with any transfer pursuant to a Registration Statement; and
(xix)    in the case of certificated Registrable Securities, cooperate with the participating Holders of Registrable Securities and the managing underwriters to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each participating Holder that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the Holders or managing underwriters may reasonably request at least two (2) Business Days prior to any sale of Registrable Securities; and

(xx)    use commercially reasonable efforts to take all other actions deemed necessary or advisable in the reasonable judgment of the Company to effect the registration and sale of the Registrable Securities contemplated hereby.
(b)    The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is required to be included in a Registration Statement or necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that to the extent permitted by law, it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
(c)    As of the date hereof and except as provided pursuant to the Plan, the Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company, including securities convertible, exercisable or exchangeable into or for shares of any Capital Stock of the Company. The Company shall not extend registration rights that are more favorable than the provisions described herein without first offering to the Holders to amend this Agreement to provide such more favorable rights.
(d)    With a view to making available certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, on and after the Effective Date and until such date as no Holder owns any Registrable Securities, the Company agrees to:
(i)    make available information necessary to comply with Section 4(a)(7) under the Securities Act and Rule 144 promulgated under the Securities Act, if available, with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Section 4(a)(7) and Rule 144 promulgated under the Securities Act, as may be amended from time to time, or any other similar rules or regulations now existing or hereafter adopted by the Commission; and
(ii)    upon the reasonable written request of any Holder, the Company will deliver to such Holder a written statement as to whether the Company has complied with such information requirements, and, if not, the specific reasons for non-compliance.
(e)    The Company agrees that nothing in this Agreement shall restrict the Holders, at any time and from time to time, from selling or otherwise transferring Registrable Securities pursuant to the Resale Shelf Registration Statement, a private placement or other transaction which is not registered pursuant to the Securities Act.

(f)    With respect to any Registrable Securities subject to a restrictive legend, upon request by a Holder, at any time after the restrictions described in such legend cease to be applicable, including, as applicable, when such shares may be sold under Rule 144 or in connection with a transfer pursuant to a Registration Statement, the Company will use commercially reasonable efforts to remove such restrictive legend and will obtain any necessary legal opinions at the Company’s cost and expense; provided that the Company may reasonably request such certificates or other evidence that such restrictions no longer apply from such Holder before removing the legend.
7.    Holder Undertakings.
(a)    Free Writing Prospectuses. Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or used or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of Registrable Securities without the prior written consent of the Company and, in connection with any underwritten Public Offering, the underwriters. Any such Free Writing Prospectus consented to by the Company and the underwriters, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.
(b)    Information for Inclusion. Each selling Holder that has requested or will request inclusion of its Registrable Securities in any Registration Statement shall furnish to the Company such information regarding such Holder and its plan and method of distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing to satisfy the form requirements of the applicable Registration Statement pursuant to the rules and regulations of the Commission. The Company may refuse to proceed with the registration of such Holder’s Registrable Securities if such Holder unreasonably fails to furnish such information within a reasonable time after receiving such request.
(c)    Underwritten Public Offering Participation. No Person may participate in any underwritten Public Offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements in customary form entered into pursuant to this Agreement and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no Holder included in any underwritten Public Offering shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (1) such Holder’s ownership of its Registrable Securities to be sold or transferred, (2) such Holder’s power and authority to effect such transfer, and (3) such matters pertaining to compliance with securities laws as may be reasonably requested by the Company or the underwriters) or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in Section 10(b), or to the underwriters with respect thereto, except to the extent of the indemnification being given to the underwriters and their controlling Persons in Section 10(b).

(d)    Price and Underwriting Discounts. In the case of an underwritten Demand Registration requested by Holders pursuant to this Agreement, the price, underwriting discount and other financial terms of the related underwriting agreement for the Registrable Securities shall be determined by the Holders beneficially owning a majority of the Registrable Securities included in such underwritten Public Offering.
(e)    Notice Opt-In and Opt-Out. Notwithstanding anything to the contrary in this Agreement, until a Holder makes an affirmative written election (which may be done by checking the box on the applicable signature page hereto), the Company shall not deliver any notice or any information to such Holder that would reasonably be expected to constitute MNPI, including any applicable registration notices, or any other information under this Agreement. Upon receipt of a written election to receive such notices or information (an “Opt-In Election”) the Company shall provide to the Holder all applicable notices or information pursuant to this Agreement from the date of such Opt-In Election. At any time following a Holder making an Opt-In Election, such Holder may also make a written election to no longer receive any such notices or information (an “Opt-Out Election”), which election shall cancel any previous Opt-In Election, and, following receipt of such Opt-Out Election, the Company shall not deliver any such notice or information to such Holder from the date of such Opt-Out Election. An Opt-Out Election may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Company an Opt-In Election or Opt-Out Election may revoke such election at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-In Elections and Opt-Out Elections. Should any Holder have made an Opt-In Election and have received a notice or any information that would reasonably be expected to constitute MNPI, such Holder agrees that it shall treat such MNPI as confidential in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to such Holder (the “Policies”) and shall not disclose such MNPI, in each case, without the prior written consent of the Company until such time as such MNPI is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement; provided that a Holder may deliver or disclose MNPI (A) to its Related Persons and its and its Related Persons’ directors, officers, employees, agents, external advisors or legal counsel (collectively, “Representatives”), but solely to the extent such disclosure reasonably relates to its evaluation of exercise of its rights under this Agreement and the sale of any Registrable Securities in connection therewith, and such Representatives are subject to the Policies or agree to hold the MNPI confidential on terms substantially consistent with this Section 7(e); (B) when disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (C) when disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any Prospectus referred to in this Agreement); or (D) when such information becomes available to any such Person from a source other than the Company and such source is not bound by a confidentiality agreement.

8.    Registration Expenses.
(a)    Expenses. All fees and expenses incurred by the Company in connection with this Agreement (“Registration Expenses”) will be borne by the Company. These fees and expenses will include without limitation (i) stock exchange, Commission, FINRA and other registration and filing fees, (ii) all fees and expenses incurred in connection with complying with any securities or blue sky laws (including reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including any expenses arising from any special audits, “comfort letters,” legal opinions or negative assurance letters required in connection with or incident to any registration) and other Persons retained by the Company, (v) the fees and expenses incurred in connection with the listing of the Registrable Securities on a National Securities Exchange, (vi) any expenses of the Company’s transfer agent and (vii) reasonable and customary fees and expenses of any underwriter (for an underwritten Public Offering permitted by the terms of this Agreement), but excluding discounts and commissions to the underwriters for the sale of Registrable Securities by the Holders.
(b)    Reimbursement of Counsel. The Company will also reimburse or pay, as the case may be, the Holders of Registrable Securities included in such registration for the reasonable and documented fees and out-of-pocket expenses of one Counsel to the Holders relating to or in connection with any action taken pursuant to this Agreement and each additional counsel retained by any Holder for the purpose of rendering a legal opinion on behalf of such Holder in connection with any underwritten Public Offering if the managing underwriters of such Public Offering or the Company reasonably request such legal opinion and Counsel to the Holders cannot reasonably provide such legal opinion due to legal jurisdiction or otherwise. All such costs shall be paid within 30 calendar days of presentation of an invoice by such Holders.
9.    Information Rights.
If the Company is not subject to the periodic reporting requirements of Section 13 or 15(d) of the Exchange Act and, pursuant to the Company’s bylaws, the holders of a majority of the outstanding Common Stock have waived the requirement for the Company to be a voluntary public filer with the Commission, each Holder will be entitled to the information rights provided herein:
(a)    Financial Statements. Each Holder may request from the Company:
(i)    as soon as reasonably practicable, but in any event within 90 days after the end of each fiscal year of the Company (A) a balance sheet as of the end of such year, (B) statements of income and of cash flows for such year and (C) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of nationally recognized standing selected by the Company;
(ii)    as soon as reasonably practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (A) be subject to normal year-end audit adjustments; and (B) not contain all notes thereto that may be required in accordance with GAAP); and
(iii)    as soon as reasonably practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit a Holder to calculate their respective percentage equity ownership in the Company.
Notwithstanding anything else in this Section 9(a) to the contrary, the Company may cease providing the information set forth in this Section 9(a) during the period starting with the date thirty (30) days before the Company’s good-faith estimate of the date of filing of a Registration Statement if it reasonably concludes it must do so to comply with the Commission rules applicable to such Registration Statement and related offering; provided that the Company’s covenants under this Section 9(a) shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such Registration Statement to become effective.
(b)    Inspection. The Company shall permit each Holder, at such Holder’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Holder; provided, however, that the Company shall not be obligated pursuant to this Section 9(b) to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.
(c)    Termination of Information Rights. The covenants set forth in this Section 9 shall be automatically suspended if the Company is subject to the periodic reporting requirements of Section 13 or 15(d) of the Exchange Act or otherwise files such reports as a voluntary public filer within the time periods proscribed by the rules and regulations of the Commission for a non-accelerated filer.
10.    Indemnification; Contribution.
(a)    Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder registered pursuant to this Agreement, such Holder’s Related Persons, directors, officers, employees, members, partners, managers, agents and any Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and any underwriter that facilitates the sale of the Registrable Securities and any Person who controls such underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities and expenses (“Losses”) to which they or any of them may become subject insofar as such Losses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which Registrable Securities were registered, Prospectus, preliminary prospectus, any road show, as defined in Rule 433(h)(4) under the Securities Act a (“road show”), or Issuer Free Writing Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in the case of any Prospectus, preliminary prospectus, road show or Issuer Free Writing Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading and the Company agrees to reimburse each such indemnified party for any reasonable legal or other reasonable out-of-pocket expenses incurred by them in connection with investigating or defending any such Losses (whether or not the indemnified party is a party to any proceeding); provided, however, that the Company will not be liable in any case to the extent that any such Loss arises out of or is based upon any such untrue or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein, including, without limitation, any Holder notice and questionnaire. This indemnity agreement will be in addition to any liability which the Company may otherwise have.
(b)    Indemnification by the Holders. Each Holder severally (and not jointly) agrees to indemnify and hold harmless the Company and each of its directors and directors who signed the applicable Registration Statement, and any underwriter that facilitates the sale of such Holder’s Registrable Securities and any officer, director or employee of such underwriter or any Person who controls such underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), in each case, to the fullest extent permitted by applicable law from and against any and all Losses to which they or any of them may become subject insofar as such Losses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which Registrable Securities were registered, Prospectus, preliminary Prospectus, road show, Issuer Free Writing Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in the case of any Prospectus, preliminary prospectus, road show, Issuer Free Writing Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading, to the extent, but only to the extent, that any such untrue statement or alleged untrue statement or omission or alleged omission is contained in any written information furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided, however, that the maximum amount to be indemnified by such Holder pursuant to this Section 10(b) shall be limited to the net proceeds (after deducting underwriters’ discounts and commissions) received by such Holder in the Public Offering to which such Registration Statement, Prospectus, preliminary prospectus, road show or Issuer Free Writing Prospectus relates; provided, further, that a Holder shall not be liable hereunder to the extent that, prior to the filing or use of any such Registration Statement, Prospectus, preliminary prospectus, road show or Issuer Free Writing Prospectus or any amendment thereof or supplement thereto, as applicable, such Holder had furnished in writing to the Company information which corrected or made not misleading any such information previously provided to the Company. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.
(c)    Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve it from liability hereunder unless and to the extent such action and such failure results in material prejudice to the indemnifying party and forfeiture by the indemnifying party of substantial rights and defenses. The indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, except as provided in the next sentence, after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party’s rights in the prior sentence, the indemnified party shall have the right to employ its own counsel (and one local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if:
(i)    the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with an actual or potential conflict of interest;
(ii)    the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party;
(iii)    the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or
(iv)    the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.
No indemnifying party shall, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general circumstances or allegations, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties. An indemnifying party shall not be liable under this Section 10 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement or compromise unless such settlement or compromise (x) includes as an unconditional term thereof the giving by the claimant or plaintiff therein, to such indemnified party, of a full and final release from all liability in respect to such claim or litigation and (y) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of such indemnified party.
(d)    Contribution.
(i)    In the event that the indemnity provided in Section 10(a) or Section 10(b) above is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party agrees to contribute to the aggregate Losses (including reasonable legal or other reasonable out-of-pocket expenses incurred in connection with investigating or defending same) to which such indemnifying party may be subject in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and by the indemnified party on the other from the Public Offering of the Registrable Securities; provided, however, that the maximum amount of liability in respect of such contribution shall be limited in the case of any Holder to the net proceeds (after deducting underwriters’ discounts and commissions) received by such Holder in connection with such registration. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(ii)    The parties agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation (even if the Holders of Registrable Securities or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(d).
(iii)    Notwithstanding the provisions of this Section 10(d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(iv)    For purposes of this Section 10, each Person who controls any Holder, agent or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each director, officer, employee and agent of any such Holder, agent or underwriter shall have the same rights to contribution as such Holder, agent or underwriter, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each officer and director of the Company that signed the applicable Registration Statement shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 10(d).
(e)    The provisions of this Section 10 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling Persons referred to in this Section 10, and will survive the transfer of Registrable Securities.
11.    Transfer of Registration Rights.
The rights of a Holder hereunder may be transferred, assigned, or otherwise conveyed on a pro rata basis in connection with any transfer, assignment, or other conveyance of Registrable Securities to any transferee or assignee, including any Related Person of such Holder; provided that all of the following additional conditions are satisfied with respect to any transfer, assignment or conveyance of rights hereunder: (a) such transfer, assignment or conveyance is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement by executing and delivering to the Company a Joinder; and (c) the Company is given written notice by such Holder within 15 Business Days of such transfer or assignment, stating the name and address of the transferee or assignee, identifying the Registrable Securities with respect to which such rights are being transferred or assigned and the total number of Registrable Securities and other Capital Stock of the Company beneficially owned by such transferee or assignee.
12.    Amendment, Modification and Waivers; Further Assurances.
(a)    Amendment. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument, (a) signed by (i) the Company and (ii) the Majority Holders; provided, that no provision of this Agreement shall be modified or amended in a manner that is disproportionately and materially adverse to any Holder or that would treat any Holder less favorably than any other Holder with respect to its Registrable Securities, in each case, without the prior written consent of such Holder, or (b) in the case of a waiver, by the party hereto waiving compliance. For the avoidance of doubt, the Majority Holders may waive all rights of any Holder to participate in a Piggyback Registration so long as no Holder participates in the related Public Offering.
(b)    Changes in Registrable Securities. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof as may be required so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed and the Company shall make appropriate provision in connection with any merger, consolidation, reorganization or recapitalization that any successor to the Company (or resulting parent thereof) shall agree, as a condition to the consummation of any such transaction, to expressly assume the Company’s obligations hereunder.

(c)    Effect of Waiver. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.
(d)    Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.
13.    Miscellaneous.

(a)    Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including any trustee in bankruptcy) whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or Holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent Holder. No assignment or delegation of this Agreement by the Company, or any of the Company’s rights, interests or obligations hereunder, shall be effective against any Holder without the prior written consent of such Holder.
(b)    Remedies; Specific Performance. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor; provided that the liability of the Holders shall be several and not joint. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement and shall not be required to prove irreparable injury to such party or that such party does not have an adequate remedy at law with respect to any breach of this Agreement (each of which elements the parties admit). The parties hereto further agree and acknowledge that each and every obligation applicable to it contained in this Agreement shall be specifically enforceable against it and hereby waives and agrees not to assert any defenses against an action for specific performance of their respective obligations hereunder. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies available under this Agreement or otherwise. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

(c)    Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (i) delivered personally to the recipient, (ii) e-mailed or sent by facsimile to the recipient, or (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the Company at the address set forth below and to any Holder at the address set forth on the signature page hereto (with copies sent at the address set forth below), or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

The Company's address is:

Chesapeake Energy Corporation 6100 North Western Avenue Oklahoma City, Oklahoma 73118
Telephone:	(405) 848-8000
Attention:	James R. Webb

with copies to:

Kirkland & Ellis LLP 609 Main Street Houston, Texas 77002
Attention:	Julian Seiguer, P.C. Michael Rigdon
Facsimile:	(713) 836-3600
Email:	julian.seiguer@kirkland.com michael.rigdon@kirkland.com

Copies of notices to the Holders shall be sent to:

Davis Polk & Wardwell LLP 1600 El Camino Real Menlo Park, California 94025
Attention:	Darren S. Klein Stephen Salmon
Facsimile:	(650) 752-3663
Email:	darren.klein@davispolk.com stephen.salmon@davispolk.com

If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New York or the jurisdiction in which the Company’s principal office is located, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(d)    No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.
(e)    Counterparts. This Agreement may be executed in one or more counterparts, and may be delivered by means of facsimile or electronic transmission (including PDF format or any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), email or similar transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes, each of which shall be deemed to be an original and shall be binding upon the party who executed the same, but all of such counterparts shall constitute the same agreement.
(f)    Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include,” “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation.” The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.
(g)    Arm’s Length Agreement. Each of the parties to this Agreement agrees and acknowledges that this Agreement has been negotiated in good faith, at arm’s length, and not by any means prohibited by law.
(h)    Sophisticated Parties; Advice of Counsel. Each of the parties to this Agreement specifically acknowledges that (i) it is a knowledgeable, informed, sophisticated Person capable of understanding and evaluating the provisions set forth in this Agreement and (ii) it has been fully advised and represented by legal counsel of its own independent selection and has relied wholly upon its independent judgment and the advice of such counsel in negotiating and entering into this Agreement.
(i)    Governing Law.  This agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws rules of such state.

(j)    Submission to Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any case of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 13(c) shall be deemed effective service of process on such party.
(k)    Waiver of Jury Trial. Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 13(k) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
(l)    Complete Agreement. This Agreement and any certificates, documents, instruments and writings that are delivered pursuant hereto, represent the complete agreement among the parties hereto as to all matters covered hereby, and supersedes any prior agreements or understandings among the parties.
(m)    Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(n)    Termination. This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding; provided that (i) any Holder may elect to terminate its obligations under this Agreement by giving the Company written notice thereof and (ii) this Agreement shall automatically terminate with respect to a Holder that no longer holds any Registrable Securities; provided further that the provisions of Sections 6(b), 7(e), 8, 10 and 13 shall survive any termination pursuant to this Section 13(n).
(o)    Independent Agreement by the Holders. Notwithstanding anything to the contrary herein, the duties and obligations of each Holder shall be several, and not joint. No Holder shall have any fiduciary duty, any duty of trust or confidence in any form, or other duties or responsibilities in any kind or form to each other, any other Holder, the Company or any of the Company’s employees, directors or stockholders or other stakeholders. There are no commitments among or between the Holder as a result of this Agreement or the transactions contemplated herein except as expressly set forth in this Agreement. Nothing contained in this Agreement, and no action taken by any Holder pursuant hereto is intended to constitute any such Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that any Holder is in any way acting in concert or as a member of a “group” with any other Holder within the meaning of Section 13(d)(3) or Rule 13d-5 under the Exchange Act or otherwise. This Agreement does not constitute an agreement, arrangement or understanding with respect to acting together for the purpose of acquiring, holding, voting or disposing of any securities of the Company or any other Person. For the avoidance of doubt, each Holder is entering into this Agreement directly with the Company and not with any other Holder, and no other Holder shall have any right to bring any action against any other Holder with respect to this Agreement (or any breach thereof). All rights under this Agreement are separately granted to each Holder by the Company and vice versa, and the use of a single document is solely for the convenience of the Holders. The decision to commit to enter into the transactions contemplated by this Agreement has been made independently by each Holder. Nothing in this Agreement shall require any Holder to incur any expenses, liabilities or other obligations, or agreement to any commitments, undertakings, concessions, indemnities or other arrangements that could result in expenses or other obligations to any other Holder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ James R. Webb
	Name:	James R. Webb
	Title:	Executive Vice President – General Counsel and Corporate Secretary

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

HOLDERS

[Holder’s signature pages on file with the company]
[Signature Page to Registration Rights Agreement]

ANNEX A
Form of Joinder Agreement

THIS JOINDER AGREEMENT is made and entered into by the undersigned with reference to the following facts:

Reference is made to the Registration Rights Agreement, dated as of February 9, 2021, as amended (the “Registration Rights Agreement”), by and among Chesapeake Energy Corporation (the “Company”), the other parties (the “Holders”) thereto. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings ascribed thereto in the Registration Rights Agreement.
As a condition to the acquisition of rights under the Registration Rights Agreement in accordance with the terms thereof, the undersigned agrees as follows:
1.    The undersigned hereby agrees to be bound by the provisions of the Registration Rights Agreement and undertakes to perform each obligation as if a Holder thereunder and an original signatory thereto in such capacity.
2.    This Joinder Agreement shall bind, and inure to the benefit of, the undersigned hereto and its respective devisees, heirs, personal and legal representatives, executors, administrators, successors and assigns.
3.    This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of Delaware.
[Signature Page Follows]
A-1

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement.

[HOLDER]

By:
Name:
Title:

Date:

Address:

Phone Number:
Facsimile Number:
E-mail for Notice:
I.R.S. I.D. Number:
Amount of Registrable Securities Acquired:

To exercise the Opt-In Election pursuant to Section 7(e), please check the box below:
[ ] – The undersigned Holder hereby notifies the Company of its exercise of the Opt-In Election.

[Signature Page to Joinder Agreement]